Exhibit 10.3
TERM NOTE

$6,000,000	Denver, Colorado April 29, 2008
For value received, each of the undersigned, GLOBAL EMPLOYMENT SOLUTIONS, INC., a Colorado corporation (“Global”), EXCELL PERSONNEL SERVICES CORPORATION, an Illinois corporation (“Excell”), FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC., a New York corporation (“Friendly”), TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michaels & Associates, Inc. and successor by merger to Temporary Placement Service, Inc., a Georgia corporation (“TPS”), SOUTHEASTERN STAFFING, INC., a Florida corporation (“Southeastern”), SOUTHEASTERN PERSONNEL MANAGEMENT, INC., a Florida corporation (“SPM”), MAIN LINE PERSONNEL SERVICES, INC., a Pennsylvania corporation (“Main Line”), BAY HR, INC., a Florida corporation (“BHR”), SOUTHEASTERN GEORGIA HR, INC., a Georgia corporation (“SGHR”), SOUTHEASTERN STAFFING II, INC., a Florida corporation (“SEII”), SOUTHEASTERN STAFFING III, INC., a Florida corporation (“SEIII”), SOUTHEASTERN STAFFING IV, INC., a Florida corporation (“SEIV”), SOUTHEASTERN STAFFING V, INC., a Florida corporation (“SEV”), SOUTHEASTERN STAFFING VI, INC., a Florida corporation (“SEVI”), Keystone Alliance, Inc., a Florida corporation (“Keystone”) (Global, Excell, Friendly, TPS, Southeastern, SPM, Main Line, BHR, SGHR, SEII, SEIII, SEIV, SEV, SEVI, and Keystone, each a “Borrower” and collectively, the “Borrowers”), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division, on the Termination Date set forth in the Credit and Security Agreement dated the same date as this Term Note that was entered into by the Lender and the Borrower (as amended from time to time, the “Credit Agreement”), at Lender’s office located at Denver, Colorado , or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of SIX MILLION DOLLARS ($6,000,000) or the aggregate unpaid principal amount of all Term Advances made by the Lender to the Borrowers under the Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Term Note is fully paid at the rate from time to time in effect under the Credit Agreement.
This Term Note is the Term Note referred to in the Credit Agreement, and is subject to the terms of, the Credit Agreement, which provides, among other things, for acceleration hereof. Principal and interest due hereunder shall be payable as provided in the Credit Agreement, and this Term Note may be prepaid only in accordance with the terms of the Credit Agreement. This Term Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrowers hereby agree to pay all costs of collection, including reasonable attorneys’ fees and legal expenses in the event this Term Note is not paid when due, whether or not legal proceedings are commenced. The obligations of the Borrowers hereunder are joint and several.
Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

GLOBAL EMPLOYMENT SOLUTIONS, INC.		EXCELL PERSONNEL SERVICES CORPORATION

By:	/s/ Daniel T. Hollenbach	By:	/s/ Daniel T. Hollenbach
	Name: Daniel T. Hollenbach		Name: Daniel T. Hollenbach
	Its: Chief Financial Officer		Its: Executive Vice President

FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC.		TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michaels & Associates, Inc. and successor by merger to Temporary Placement Service, Inc.

By:	/s/ Daniel T. Hollenbach	By:	/s/ Daniel T. Hollenbach
	Name: Daniel T. Hollenbach		Name: Daniel T. Hollenbach
	Its: Executive Vice President		Its: Executive Vice President

SOUTHEASTERN STAFFING, INC.		SOUTHEASTERN GEORGIA HR, INC.

By:	/s/ Daniel T. Hollenbach	By:	/s/ Daniel T. Hollenbach
	Name: Daniel T. Hollenbach		Name: Daniel T. Hollenbach
	Its: Executive Vice President		Its: Executive Vice President

SOUTHEASTERN PERSONNEL MANAGEMENT, INC.		MAIN LINE PERSONNEL SERVICES, INC.

By:	/s/ Daniel T. Hollenbach	By:	/s/ Daniel T. Hollenbach
	Name: Daniel T. Hollenbach		Name: Daniel T. Hollenbach
	Its: Executive Vice President		Its: Executive Vice President

BAY HR, INC.		SOUTHEASTERN STAFFING II, INC.

By:	/s/ Daniel T. Hollenbach	By:	/s/ Daniel T. Hollenbach
	Name: Daniel T. Hollenbach		Name: Daniel T. Hollenbach
	Its: Executive Vice President		Its: Executive Vice President

SOUTHEASTERN STAFFING III, INC.		SOUTHEASTERN STAFFING IV, INC.

By:	/s/ Daniel T. Hollenbach	By:	/s/ Daniel T. Hollenbach
	Name: Daniel T. Hollenbach		Name: Daniel T. Hollenbach
	Its: Executive Vice President		Its: Executive Vice President

SOUTHEASTERN STAFFING V, INC.		SOUTHEASTERN STAFFING VI, INC.

By:	/s/ Daniel T. Hollenbach	By:	/s/ Daniel T. Hollenbach
	Name: Daniel T. Hollenbach		Name: Daniel T. Hollenbach
	Its: Executive Vice President		Its: Executive Vice President

KEYSTONE ALLIANCE, INC.

By:	/s/ Daniel T. Hollenbach
Name: Daniel T. Hollenbach
Its: Executive Vice President